INVESCO VARIABLE INVESTMENT FUNDS, INC.

                      INVESCO VIF--FINANCIAL SERVICES FUND
                        INVESCO VIF--HEALTH SCIENCES FUND
                          INVESCO VIF--TECHNOLOGY FUND
                      INVESCO VIF--TELECOMMUNICATIONS FUND
                           INVESCO VIF--DYNAMICS FUND

                         Supplement dated August 1, 2003
                       to Prospectus dated April 30, 2002


Effective August 1, 2003, with regard to the INVESCO VIF--Health Sciences Fund, INVESCO VIF--Technology Fund and INVESCO VIF--Dynamics Fund, the section of the Prospectus entitled "Portfolio Managers" is amended to add:

ANDY SUMMERS is a Portfolio Manager for all INVESCO Health Sciences portfolios. Andy joined the INVESCO Health Sciences investment team in 1998. He is a CFA charterholder. Prior to joining INVESCO, Andy worked as an analyst assistant for Denver Investment Advisors. He received his master's degree in finance from the University of Wisconsin at Madison in 1998. He received his bachelor's degree in finance from the University of Wisconsin at Whitewater in 1996.

CHRIS DRIES is a Portfolio Manager for the INVESCO Technology Fund. Chris joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations for the investment division at INVESCO. Chris received his master's degree in finance from the University of Colorado at Denver and his bachelor's degree in finance from the University of Colorado at Boulder.

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.